Exhibit 99.1

Investor Presentation September 2024

Special Note Concerning Forward - Looking Statements . This document contains, and future oral and written statements of the Company and its management may contain, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company . Forward - looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “bode”, “predict,” “suggest,” “project”, “appear,” “plan,” “intend,” “estimate,” ”annualize,” “may,” “will,” “would,” “could,” “should,” “likely,” “might,” “potential,” “continue,” “annualized,” “target,” “outlook,” as well as the negative forms of those words, or other similar expressions . Additionally, all statements in this document, including forward - looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events . A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward - looking statements . These factors include, among others, the following : (i) the strength of the local, state, national and international economies(including effects of inflationary pressures and supply chain constraints) ; (ii) the economic impact of any future terrorist threats and attacks, widespread disease or pandemics, acts of war or other threats thereof (including the ongoing conflict in the Middle East and the Russian invasion of Ukraine), or other adverse external events that could cause economic deterioration or instability in credit markets, and the response of the local, state and national governments to any such adverse external events ; (iii) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board or the Public Company Accounting Oversight Board ; (iv) changes in local, state and federal laws, regulations and governmental policies concerning the Company’s general business, including as a result of the upcoming 2024 presidential election or any changes in response to failures of other banks ; (vi) increased competition in the financial services sector, including from non - bank competitors such as credit unions and “fintech” companies, and the inability to attract new customers ; (vii) changes in technology and the ability to develop and maintain secure and reliable electronic systems ; (viii) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of acquisitions and the possibility that transaction costs may be greater than anticipated ; (ix) the loss of key executives or employees ; (x) changes in consumer spending ; (xi) unexpected outcomes of existing or new litigation involving the Company ; (xii) the economic impact of exceptional weather occurrences such as tornadoes, floods and blizzards ; (xiii) fluctuations in the value of securities held in our securities portfolio ; (xiv) concentrations within our loan portfolio, large loans to certain borrowers, and large deposits from certain clients ; (xv) the concentration of large deposits from certain clients who have balances above current Federal Deposit Insurance Corporation insurance limits and may withdraw deposits to diversity their exposure ; (xvi) the level of non - performing assets on our balance sheets ; (xvii) interruptions involving our information technology and communications systems or third - party servicers ; (xviii) breaches or failures of our information security controls or cybersecurity - related incidents, (xix) changes in the interest rates and prepayment rates of the Company’s assets, and (xx) the ability of the Company to manage the risks associated with the foregoing as well as anticipated . These risks and uncertainties should be considered in evaluating forward - looking statements and undue reliance should not be placed on such statements . Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission . NON - GAAP FINANCIAL MEASURES These slides contain non - GAAP financial measures . For purposes of Regulation G, a non - GAAP financial measure is a numerical measure of the registrant ’ s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer ; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented . In this regard, GAAP refers to generally accepted accounting principles in the United States . Pursuant to the requirement of Regulation G, the Company has provided reconciliations within the slides, as necessary, of the non - GAAP financial measure to the most directly comparable GAAP financial measure . For more details on the Company’s non - GAAP measures, refer to the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2023 . 2 FORWARD - LOOKING STATEMENTS

Our Vision Guides Us. Exceptional people providing extraordinary performance for our clients, shareholders, and communities. Our Mission Drives Us. We make financial dreams a reality. QCR Holdings, Inc. is a Midwest - based bank holding company, established in 1993, with a relationship - driven approach. We consistently deliver strong returns on average assets (ROAA) and boast a track record of profitable growth. Our unique and diversified noninterest income sources contribute to our upper quartile performance compared to industry peers. $9.1 billion in total assets $6.2 billion in Wealth Management AUM 1000+ dedicated team members 36 locations across 4 states. Who We Are 3

QCR Holdings, Inc. (NASDAQ: QCRH) Location, deposit data and market share as of 6/30/24. * Cedar Rapids Bank & Trust includes Community Bank & Trust in the Cedar Valley. Entity 4 States/Region # Locations Deposits Market Share Quad City Bank & Trust Iowa/Illinois - Quad Cities 5 $2.1B #1 Cedar Rapids Bank & Trust * Iowa - Cedar Rapids/Cedar Valley 8 $1.7B #1 Guaranty Bank Missouri - Springfield 14 $1.8B #2 Community State Bank Iowa - Des Moines/ Ankeny 9 $1.2B #7 Four distinct operating bank charters, managed by local veteran bankers, governed by local Board of Directors with customized solutions by market • Relationships matter and differentiate us from big banks • Robust commercial, industrial, and technology activity • Ability to gain prominent market share • Mid - sized metros with 200K - 500K population MSAs • Strong demographics & highly educated workforce drive steady growth

Since 2019, our company has increased adjusted earnings per share at an impressive 13.9%* compound annual growth rate, consistently outperforming many of our peers. 5 12/31/19 9/30/24 CAGR Adjusted Earnings Per Share $3.66 $6.80* 13.9% Tangible Book Value Per Share $28.15 $49.00 12.4% Loans $3.7B $6.8B 13.8% Core Deposits $3.3B $6.6B 16.0% Assets Under Management $3.4B $6.2B 13.6% Why Invest…Exceptional Performance CAGR = Compound Annualized Growth Rate. *9/30/24 annualized

QCRH Core EPS ($) Core EPS CAGR (%) 1.8% 13.9% 5 - year 6.4% 15.2% 10 - year 3.3% 9.2% 20 - year $1.99 $1.84 $1.79 $1.72 6 $3.08 $2.66 $2.31 $3.66 $3.96 $6.27 $6.80 $6.82 $6.80 $0.92 $0.53 $0 $2 $4 $6 $8 * 9/30/24 annualized. (1) KRX calculated as the median of the current 50 KRX constituents excluding PACW as of 6/30/24. Building a Long - Term EPS Track Record KRX (1) QCRH

* TBVPS of $40.68, $47.15 and $50.32 for 2022, 2023 and 9/30/24, respectively, excludes the impact of AOCI. (1) KRX calculated as the median of the current 50 KRX constituents excluding PACW as of 6/30/24. QCRH TBVPS ($) TBVPS (%) $14.70 $15.92 $17.08 $14.29 $17.50 $18.81 $20.11 $24.04 $22.70 $28.15 $32.16 $38.02 $36.82 $43.81 $40.68 7 $51.95 $47.15 $49.00 $0 $30 $60 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022* 2023* 9/30/24* 3.8% 12.4% 5 - year 4.9% 11.1% 10 - year 4.8% 7.7% 20 - year KRX (1) Top Tier Tangible Book Value Per Share Growth QCRH

$59 $63 $100 $115 $115 $115 $3.66 $3.96 $6.27 $6.80 $6.82 $6.80 2019 2020 2021 2022 2023 9/30/24* Adjusted Net Income Adjusted EPS 8 Note: 2019 excludes $12.3 million gain on sale from the RB&T transaction. Data as of 9/30/24. * 9/30/24 annualized. Adjusted Net Income/Earnings Per Share Adjusted Net Income CAGR* from 2019 - 9/30/24: 15.4% Consistent Improvement in Shareholder Return • Top quartile ROAA and ROAE performance • Adjusted ROAA grew from 1.15% in 2019 to 1.35% Q3 2024 • Adjusted ROAE grew from 11.53% in 2019 to 12.60% Q3 2024 • Efficiency ratio improved from 66.25% in 2019 to 61.65% Q3 2024

Correspondent Banking Specialty Finance Group Wealth Management Traditional Banking + Three diversified business lines powering exceptional results. Diversified Business Lines Drive Outstanding Results 9 Wealth Management • Broad scope of services • $6.2 billion in AUM as of 9/30/24 Correspondent Banking • Competitive deposit products • Approximately $1.2 billion in liquidity • 188 banking relationships Specialty Finance Group ("SFG") • Municipal and tax credit lending • Robust capital markets revenue

$28.3 $74.8 $61.0 $41.3 $91.4 $50.5 $60.0 $0 $20 $40 $60 $80 $100 2019 2020 2021 2022 2023 9/ 30/24* Guidance Fee Income Our SFG business is unique and offers: • Strong pipelines built on relationships • Complexity which creates significant barriers to entry by competitors • Consistent source of revenue in all economic cycles • Strategic use of securitization for long - term sustainability and growth $0 $1 $2 $4 2019 2020 2021 2022 2023 9/ 30/24 Other Municipal Bonds and Loans Historic Tax Credit Loans Low Income Housing Tax Credit Loans 10 $1.6 $2.2 $2.6 $3.2 $1.2 $3 $2.9 Specialty Finance Group ("SFG") Fee income Growth ($MM) Loan and Bond Growth Breakdown ($B) CAGR from 2019 - 9/30/24: 23.8% * The high - point of the company's current 12 - month guidance range is $60 million.

QCRH (Lender) Borrower / Low Income Housing Project Tax Credit Equity Investors Loan Payments Tax Credits Equity Investment Loan Rent 11 Strong Borrowers • Experienced low - income housing developers • Tax credit investors are primarily other banks and corporate investors • Back - to - back swaps on 15 - year fixed rate loans for clients, while QCRH receives floating rate Overall Positive Impact • Helps QCRH manage interest rate risk • QCRH recognizes capital markets revenue • Increases the availability of much needed affordable housing • Significant contributor to CRA efforts Low Income Housing Tax Credit Loans Providing Municipal and Tax Credit Financing Solutions

Low Income Housing Tax Credit Loans Annual LIHTC Foreclosure Rate vs. Conventional Multifamily Delinquency Rate Data shown from the Cohn Reznick - Affordable House Credit Study, November 2023 LIHTC Industry Strength Offers: • Long track record of strong performance • Very low Loan - To - Values • Extremely low historical industry - wide defaults • Cumulative foreclosure rate of 0.22% since program inception in 1986 12

Successful closing of first three securitizations selling nearly $500MM of LIHTC loans via Freddie Mac Programs • Strengthened capital and NIM • Increased liquidity Securitization will allow us to… • Provide capacity to sustain future LIHTC asset and capital markets revenue generation. • Enhance liquidity and reduce funding costs. • Maintain the LIHTC portfolio within our established concentration levels. $0.6 $1.1 $1.6 $1.7 $1.8 $0.3 $0.2 $0.2 $0.4 $0.2 $0.0 $0.8 $1.2 $1.6 $2.0 $2.4 2019 2020 2021 2022 2023 9/30/24 Held for Sale for Securitization Sold LI HT C LIHTC Securitization Highlights Total LIHTC Loans ($B) Improved NIM Increased liquidity Strengthened capital Managing $10B threshold 13

$3.1 $3.4 $4.2 $3.6 $4.1 $4.8 $1.0 $1.0 $1.2 $1.0 $1.2 $1.4 $0 $2 $4 $6 2019 2020 2021 2022 2023 9/ 30/24 Brokerage/ RIA Tr u st / I n v Mgmt $3.4 $4.6 $5.3 $12.0 14 $12.6 $15.3 $14.5 $15.6 $17.5 $0 $6 $12 $18 $24 2019 2020 2021 2022 2023 9/ 30/24* * Annualized Wealth Management Revenue ($M) CAGR from 2019 - 9/30/24: 8.3% Broad scope of services including financial planning, tax and custody services, investment management, estate consulting and trust administration. • Diverse wealth management solutions serving a wide range of clients • Over 1,900 new relationships added over the last five years • Expanded Wealth Management business to Guaranty Bank charter in Q2 2023 and Community State Bank charter in Q2 2024 $4.4 $5.4 $6.2 Assets Under Management ($B) CAGR from 2019 - 9/30/24: 13.6% Number of New Client Relationships Added 273 206 321 340 340 496* Wealth Management Services

$2.3 $3.2 $3.8 $4.9 $5.7 $6.1 $6.7 $8.5 $9.1 $0.6 $0.3 $0.6 $1.2 $0 $2 $4 $6 $8 $10 2016 2017 2018 2019 2020 2021 2022 2023 9/30/24 Acquired Assets Total Assets (1) Rockford Bank & Trust assets were removed from this data. (2) Includes $349.2 million of the assets of m2 Equipment Finance, as this entity is wholly - owned by and consolidated with Quad City Bank and Trust Note: 9/30/24 annualized. 26% 29% 29% 16% (2) Total Consolidated Assets ($B) (1) CAGR from 2016 - 9/30/24: 15.8% Strong Asset Growth Strong asset growth has been driven by a combination of organic growth and strategic acquisitions leading to high performing ROAA. Asset Distribution by Charter as of 9/30/24 ($B) 15

Loans ($B) CAGR from 2019 - 9/30/24: 13.8% Loan Growth Driven by Commercial Lending Commercial Loans Represent 92% of the Loan Portfolio as of 9/30/24 $3.7 $4.3 $4.7 $6.1 $6.5 $6.8 $3.3 $3.9 $4.3 $5.7 $6.0 $6.3 $2 $1 $0 $3 $4 $5 $6 $7 $8 2019 2020 2021 2022 2023 9/30/24 Total Loans Commercial Loans 16

Diversified Loan Portfolio Construction LIHTC $914 (73%) Commercial Construction $284 (22%) Residential Construction $10 (1%) Land Development $48 (4%) Multi - familty - LIHTC $974 (75%) Multi - family - non LIHTC $324 (25%) Loan Portfolio Composition ($MM) $6.8 Billion as of 9/30/24 Construction & Land Development ($MM) Multi - Family ($MM) * C&I includes direct financing leases C&I * $1,798 (26%) 17 CRE - OO $622 (9%) CRE - NOO $1,104 (16%) Construction & Land Dev $1,256 (19%) Multi - Family $1,298 (19%) 1 - 4 Family RE $587 (9%) Consumer $145 (2%)

• CRE is 55% of total loans • CRE - Office represents only 3% of Total Loans • 10 CRE - Office loans > $3 million (total of $53 million) • CRE - Office is primarily smaller facilities (three stories or less) and located within the QCRH footprint • Negligible non - performing CRE - Office loans of $2.9 million or 4 basis point of total loans and leases CRE - Office and Construction & Land Development Key Takeaways: Our High - Performing CRE Portfolio Balances as of 9/30/24. *Total CRE is calculated in alignment with regulatory definitions which exclude owner - occupied CRE. Percentages in the chart are as a percent of total loans. CRE - Office 3% 18 CRE - Non - office 14% Construction & Land Development 5% Multi - Family 5% LIHTC 15% LIHTC Construction 13% TOTAL CRE* $3.7 Billion

NPAs / Assets 0.56% 0.27% 0.25% 0.11% 0.05% 0.40% 0.39% 0.00% 0.30% 0.60% 2018 2019 2020 2021 2022 2023 9/30/24 1.68% 1.43% 1.30% 1.43% 1.24% 1.33% 1.24% 2021 9/30/24 2022 QCRH 2023 Proxy Peers ACL – Loans HFI/Total Loans (%) 19 Strong Credit Culture Supported by High Levels of Reserves Focused on maintaining excellent asset quality: • Conservative, greater than peer - group median, reserves for credit losses • Over 31% of NPAs consists of a single relationship • NPAs/Assets are 0.27% when adjusted for single large relationship

Consistent Deposit Growth Core Deposits* Represent 95% of Total Deposits * Core deposits are defined as total deposits less brokered deposits. Balances as of 9/30/24 Total Deposits ($B) CAGR from 2019 - 9/30/24: 13.0% Core Deposit CAGR from 2019 - 9/30/24: 16.0% $3.9 $4.6 $4.9 $6.0 $6.6 $7.0 $3.8 $4.6 $4.9 $5.9 $6.2 $6.6 $2 $1 $0 $3 $4 $5 $6 $7 $8 2019 2020 2021 2022 2023 9/30/24 Total Deposits Core Deposits 20

Retail 24% Commercial 59% Brokered 5% Correspondent 12% DDA 51% Brokered 5% Savings 2% Time Deposits 13% MMDA 29% 21 Balances as of 9/30/24 Total Deposit Composition Total uninsured and uncollateralized deposits were $1.5 billion or only 21% of total deposits. TOTAL $6.8 Billion TOTAL $6.8 Billion Treasury Management Solutions • Market leading client facing technology • Positive pay fraud prevention program • Same day ACH availability • High touch local bank customer support • Innovative bill payment options Deposit Composition Deposit Base

$0.1 $0.5 $0.7 $0.1 $0.4 $1.4 Total Liquidity Sources (Ex. AFS and HTM Bonds) Total Uninsured Deposits * $3.2B $1.5B Dollars In billions. Balances as of 9/30/24. *Uninsured deposits exclude deposits that are FDIC insured, State insured, collateralized, or insured through the ICS/CDARS program. Brokered Availability Based on Company Policy Fed Fund Lines Availability QCRH Line of Credit Availability Federal Reserve Availability FHLB Availability $1.4B Immediate Availability 22 • Including unpledged AFS and HTM Bonds of approximately $881MM, our Total Liquidity is strong at nearly 45% of our Total Assets • Total available liquidity sources more than cover uninsured and uncollateralized deposits* • Active participant in ICS/CDARS deposit program for many years Robust and Diverse Liquidity Liquidity Key Takeaways: Excess Cash

Successful subordinated debt raises in 2019, 2020 and 2022 bolstered total risk - based capital 9.25% 9.08% 9.87% 7.93% 8.75% 9.24% 13.33% 14.95% 14.77% 14.28% 14.15% 13.87% 4.00% 8.00% 12.00% 16.00% 2019 2020 2021 2022 * 9/30/24** TCE Ratio 2023 TRBC Ratio Tangible Common Equity & TRBC Ratios * Capital ratios impacted in Q2 of 2022 due to Guaranty Bank acquisition. ** Our TCE ratio would equal 9.21% if adjusted for net unrealized losses after tax on our HTM bond portfolio. Our TRBC ratio would equal 13.28% if adjusted for AOCI and net unrealized losses after tax on our HTM bond portfolio Our Strong Capital Position QCRH is well - positioned for long - term success Lowest dividend payout ratio in peer group retains capital for strong organic and M&A growth Strong earnings and securitizations expand capital organically 23